UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2010

PROTEO, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-32849	88-0292249
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2102 Business Center Drive, Irvine, California 92612
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 253-4616

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2010, Registrant received written notice from Holger Pusch, who served on the Board of Directors of Registrant since December 2000, of his resignation as a member of the Board of Directors.  While Mr. Pusch’s written notice indicated that he had previously verbally resigned effective as of February 1, 2010, pursuant to the Bylaws of Registrant, a Director’s resignation is not effective until it is received by Registrant in writing.  Thus, Mr. Pusch’s resignation from the Board of Directors was effective as of February 13, 2010.   Mr. Pucsh resigned due to personal reasons and not over any disagreement with Registrant.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTEO, INC.

Date: February 17, 2010	By:	/s/ BIRGE BARGMANN
Birge Bargmann
Chief Executive Officer

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